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                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Fibreboard Corporation's previously filed Registration Statements on Form S-8, File No. 33-60412, No. 33-26449 and No. 33-26450.


                                        ARTHUR ANDERSEN & CO.

San Francisco, California,
  March 24, 1995.